Exhibit 99.1

FOR IMMEDIATE RELEASE

SAIC and Unisys Announce Expiration of Hart-Scott-Rodino (HSR) Waiting Period for Unisys Federal Transaction

Reston, Va. & Blue Bell, Pa. – {March 13, 2020} Science Applications International Corp. (NYSE: SAIC) and Unisys Corporation (NYSE: UIS) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) as of March 12, 2020 at 11:59 p.m. with respect to SAIC’s previously announced acquisition of Unisys Federal, an operating unit of Unisys which provides services to U.S. federal civilian agencies and the Department of Defense (the “Transaction”). The waiting period expired without the issuance of a “second request” by the Premerger Notification Office of the Federal Trade Commission or the United States Department of Justice Antitrust Division.

All of the conditions to the closing of the pending Transaction have now been satisfied (other than those conditions that by their nature are to be satisfied at the closing). SAIC and Unisys are working together to close the Transaction promptly.

About SAIC

SAIC® is a premier technology integrator solving our nation’s most complex modernization and readiness challenges. Our robust portfolio of offerings across the defense, space, civilian and intelligence markets includes high-end solutions in engineering, IT and mission solutions. Using our expertise and understanding of existing and emerging technologies, we integrate the best components from our own portfolio and our partner ecosystem to deliver innovative, effective and efficient solutions.

About Unisys

Unisys is a global information technology company that builds high-performance, security-centric solutions for the most demanding businesses and governments. Unisys offerings include security software and services; digital transformation and workplace services; industry applications and services; and innovative software operating environments for high-intensity enterprise computing. For more information on how Unisys builds better outcomes securely for its clients across the Government, Commercial and Financial Services markets, visit www.unisys.com.

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Forward-Looking Statements

Certain statements in this written communication contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “projects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “outlook,” and similar words or phrases or the negative of these words or phrases. Forward-looking statements in this written communication include, among others, statements regarding the expected timing of the proposed Transaction. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this written communication depending on a variety of factors, including the possibility that the transaction will not close or that the closing may be delayed. For further information concerning risks and uncertainties associated with SAIC’s business, please refer to SAIC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended February 1, 2019 and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. For further information concerning risks and uncertainties associated with Unisys’s business, please refer to Unisys’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended December 31, 2019 and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All information in this written communication is as of the date hereof. Unless legally required, we expressly disclaim any duty to update any forward-looking statement provided in this written communication to reflect subsequent events, actual results or changes in our expectations. We also disclaim any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

SAIC Media Contact:

Lauren Presti

703.676.8982

lauren.a.presti@saic.com

SAIC Investor Contact:

Shane Canestra

703.676.2720

shane.p.canestra@saic.com

Unisys Media Contact:

John Clendening

214.403.1981

john.clendening@unisys.com

Unisys Investor Contact:

Courtney Holben

215.986.3379

courtney.holben@unisys.com